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Exhibit 99.1

                               EXCHANGE AGREEMENT

This EXCHANGE AGREEMENT (the "Agreement"), entered into and effective this 1st day of August 2005, by and between Sino Express Travel Limited ("Sino"), a company incorporated in the British Virgin Islands, and Skogan Foods Inc., a publicly-held Nevada corporation, formerly known as Newcom International Inc
(SKGN).

BACKGROUND

The no par value common stock ("Common Stock") of SKGN is subject to the reporting requirements of Section 12 (g) of the Securities Exchange Act of 1934 (the "Exchange Act"), and which shares are presently trading over-the-counter. Historical SKGN financial statements and other reports are on file with the Securities and Exchange Commission ("SEC") and can be found on the SEC's website www.sec.gov/Edgar ("SEC Reports"), and are incorporated herein by reference (the "SKGN Financials").

Subject to all of the terms and conditions set forth in this Agreement, the following is the agreement of the parties relative to the consummation of the following transactions:

(a) SKGN is acquiring all of the issued and outstanding capital stock of Sino on a share-for-share exchange utilizing SKGN's Common Stock; and,

(b) at the closing of the transactions contemplated herein ("Closing"), SKGN will issue an aggregate of 34,612,000 shares of SKGN Common Stock to the shareholders of Sino, in exchange for the delivery to SKGN by the shareholders of Sino 100% of the issued and outstanding shares of capital stock of Sino of whatever class; and,

(c) at Closing SKGN will file with the SEC, pursuant to the Exchange Act of (i) Form 8-K within fifteen days after the Closing Date of this Agreement, satisfying disclosure requirement of the transaction and attaching this Agreement as an Exhibit thereto, and (within sixty days thereafter) filing an amended Form 8-K/A in compliance with Regulation S-X containing the required audited Pro-forma Consolidated Financial Statements Sino and (ii) an instructional Proxy Statement of SKGN to vote upon (a) announcing the written consent by the majority of the SKGN Shareholders to the election of nominees of Sino to the Board of Directors of SKGN (thereby satisfying Rule 14f-1 under the 1934 Act), (b) the change in the name and symbol, from SKGN to a name to be selected by the Sino Shareholders, and (c) such other matters as may be required.

NOW, THEREFORE, in consideration of the agreements, representations, warranties and mutual covenants hereinafter set forth, and intending to be legally bound hereby, the parties agree as follows:

1. REPRESENTATIONS AND WARRANTIES:

         (A) REPRESENTATIONS OF SKGN. SKGN represents, warrants, covenants and agrees as follows, all of which are true and correct in all material respects as of the date hereof and will be true and correct in all material respects as of the Closing Date (as defined in Paragraph 3 hereof) with the same force and effect as if then made:

                  (i) SKGN is a corporation duly organized and existing under Nevada law and is in good standing in the State of Nevada, SKGN has all requisite power and authority to conduct its business as it is now being conducted and to own or use the properties and assets it purports to own or use;

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                  (ii) The execution and delivery by SKGN of this Agreement and each other agreement or instrument contemplated by this Agreement, the performance by SKGN of its covenants and obligations under this Agreement,and the consummation by SKGN of the transactions contemplated by this Agreement, have been authorized by all necessary corporate action. Assuming due execution and delivery, this Agreement constitutes the valid and legally binding obligation of SKGN and is enforceable in accordance with its terms.

                  (iii) Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated by this
                  Agreement:

                           (i) violates any provisions of any of SKGN's organizational documents;

                           (ii) violates any statute, ordinance, law, writ, injunction, ruling, regulation, order, judgment or decree of any court or governmental agency or board ("Laws") by which SKGN or any of its assets or properties is bound, which violation could reasonably be expected to have a material, adverse effect on the financial position, results of operations or business of SKGN; or

                           (iii) conflicts with, violates, or will result in any breach of (or give rise to any right of termination, cancellation, modification, amendment, rescission, refusal to perform or acceleration of) any of the terms of, or constitute a default under, or result in the creation of any lien pursuant to the terms of, any note, bond, lease, mortgage, deed of trust, franchise, guaranty, certificate of occupancy, indenture, license, permit, contract or agreement ("Contracts") or other instrument or obligation to which SKGN is a party or by which SKGN's assets are encumbered and which, individually or in the aggregate, could reasonably be expected to have a material adverse effect on the financial position, results of operations or business of SKGN;

                  (iv) All of SKGN's financial statements, including, but not limited to, SKGN's consolidated balance sheet (including the notes thereto), and the related consolidated statement of income, changes in stockholders' equity and cash flow for the one year fiscal periods ended December 31, 2003 and 2004 (the Supplemental Audited Financial Statements"), fairly present, in all material respects, the financial condition and the results of operations, changes in stockholders' equity and cash flow of SKGN as of the respective dates thereof and for the accounting periods referenced therein, all in accordance with generally accepted accounting principles and practices applied on a consistent basis.

                  (v) This Agreement and the information furnished by SKGN whether set forth in this Agreement or in any filing made by SKGN under the Exchange Act, contains no untrue statement of a material fact and does not omit to state a material fact necessary to make the statements made not misleading.

         (B) Representations of Sino.

         Sino represents, warrants, covenants and agrees as follows, all of which are true and correct in all material respects as of the date hereof and will be true and correct in all material respects as of the Closing Date with the same force and effect as if then made:

                  (i) Sino is a corporation duly organized and existing under the laws of British Virgin Islands and is in good standing in the British Virgin Islands. Sino, has all requisite power and authority to conduct its business as it is now being conducted and to own or use the properties and assets it purports to own and use, Sino is registered to do business in all


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                  jurisdictions where the failure to obtain such registration could reasonably be expected to result in a material adverse effect on the financial position, results of operations or business of Sino. Sino is in compliance with all regulations applicable to the business conducted by Sino;

                  (ii) The execution and delivery by Sino of this Agreement and each other agreement or instrument contemplated by this Agreement, the performance by Sino of its covenants and obligations under this Agreement, and the consummation by Sino of the transactions contemplated by this Agreement, have been authorized by all necessary corporate action. Assuming due execution and delivery, the Agreement constitutes the valid and legally binding obligation of Sino, and is enforceable in accordance with its terms;

                  (iii) Neither the execution and delivery of this Agreement, nor the consummation of the transactions contemplated by this
                  Agreement:

                           (a) violates any provision of any of Sino's organizational documents;

                           (b) violates any statute, ordinance, law, writ, injunction, ruling, regulation, order, judgment or decree of any court or governmental agency or board ("Laws") by which Sino, or any of its assets or properties is bound, which violation could reasonably be expected to have a material adverse effect on the financial position, results of operations or business of Sino; or,

                           (c) conflicts with, violates or will result in any breach of (or give rise to any right of termination, cancellation, modification, amendment, rescission, refusal to perform or acceleration of ) any of the terms of, or constitute a default under, or result in the creation of any lien pursuant to the terms of, any note, bond, lease, mortgage, deed of trust, franchise, guaranty, certificate of occupancy, indenture, license, permit, contract or agreement ("Contracts") or other instrument or obligation to which Sino, is a party or by which Sino's assets are encumbered and which, individually or in the aggregate, could reasonably be expected to have a material adverse effect on the financial position, results of operations or business of Sino;

         (C) REGARDING FINANCIAL STATEMENTS. All of Sino's financial statements, including Sino's opening balance sheet (including the notes thereto) (the "Sino" Opening Financial Statements"), fairly presents, in all material respects, the financial condition of Sino, as of the date thereof, in accordance with generally accepted accounting principles and practices, and is referred to herein as the "Sino Opening Financial Statements."

         (D) NO OMISSIONS. This Agreement and the information furnished by Sino, whether set forth in this Agreement or in any document, contains no untrue statement of a material fact and does not omit to state a material fact necessary to make the statements made not misleading.

2. CONDUCT OF THE BUSINESS.

Other than as contemplated by this Agreement, each of Sino and SKGN each covenants and agrees that, from and after the date hereof and until Closing, neither will:

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         (A) Operation of its Business. Conduct its business, or introduce any material change in its business practices or the accounting methods in respect of its business, except in a manner consistent with prior practices; provided, however, that nothing contained herein shall prevent Sino from acquiring additional businesses in any manner satisfying the business judgment of Sino;

         (B) Payment of Certain Indebtedness. Except in the ordinary course of business, pay, discharge or liquidate any outstanding indebtedness or incur any obligation not relating to the conduct of its business;

         (C) Books and Records. Fail to maintain its books and records in accordance with sound business practices, on a basis consistent with prior practice;

         (D) No Solicitation. For a period of thirty (30) days from the date hereof (the "Non-Solicitation Period"), neither directly nor indirectly,

                  (i) solicit or initiate any Acquisition Proposal (as hereinafter defined), or

                  (ii) engage in negotiations with, or disclose any non-public information relating to it or afford access to its properties, books and records to any person or entity in connection with any Acquisition Proposal. For purposes of this Agreement, "Acquisition Proposal" means any offer or proposal for, or any written indication on interest in, a merger, acquisition or other business combination involving either Sino or SKGN, or the acquisition of any equity interest in either Sino or SKGN, other than the transactions contemplated by this Agreement; provided, however, that Sino is not precluded from taking any action which, in its business judgment, furthers the business of Sino and is entered into on terms consistent with this Agreement; and

                  (iii) make any announcement or submit any filing(s) to the SEC without having received the approval of the other party heretoany government or regulatory authorities, stock exchanges or other third parties, if required to be made by any parties hereto, without delivering to other party a draft of such announcement and shall give such other party reasonable opportunity to comment thereon.

3. CLOSING DATE.

 Provided all conditions precedent have been satisfied, Closing of the transactions contemplated by this Agreement (the "Closing") shall take place at the offices of Skogan Foods Inc.,1280 B9-21, Newport Beach, CA 92660 USA not more than ten (10) days from the date hereof ( the "Closing Date" ), or on such other date and at such other time and place as is agreed, to in writing by the parties. Agreements may be delivered by facsimile transmission to the parties, and shall be deemed to be received on the same day as sent. Absent written confirmation to the contrary, this Agreement shall automatically terminate in the event that all conditions precedent have not been satisfied prior to the Closing Date.

4. CONDITIONS PRECEDENT TO THE OBLIGATION OF SINO TO CLOSE.

The obligation of Sino and of each Sino shareholder to tender their shares of Sino and consummate the transactions contemplated by this Agreement, is subject to the satisfaction of the following conditions precedent, any or all of which may be waived by Sino and by each Sino Shareholder, and SKGN agrees to use commercially reasonable efforts to satisfy each of the following conditions precedent at or prior to Closing:

         (A) Representations and Warranties. The representations and warranties made by SKGN shall be true and correct as of the Closing Date with the same force and effect as if then made. On the Closing Date, SKGN shall deliver to Sino a certificate dated the Closing Date to such effect;

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

         (B) Compliance with Covenants. All of the covenants and obligations required to be performed by SKGN or with which SKGN is to comply at or prior to Closing, must have been duly performed and complied with in all material respects;


         (C) Other Certificates. Sino shall have received such other certificates, instruments and other documents, in form and substance satisfactory to Sino and its counsel, as Sino shall have reasonably requested in connection with the consummation of the transactions contemplated hereby; and,

         (D) SKGN Capitalization. Giving effect to the shares of SKGN Common Stock to be issued to the Sino Shareholders n exchange for the Sino Shares, SKGN shall have issued and outstanding (i) no shares of its Preferred Stock and (ii) not in excess of 50,900,000 shares of its Common Stock. No shares of SKGN Common Stock shall be reserved for issuance for any purpose whatsoever. All options, warrants, subscriptions receivable, intermediary shares, and other rights to acquire shares of SKGN Common Stock shall have been exercised, issued or cancelled. Giving effect to the 34,612,000 shares of SKGN Common Stock to be issued to the Sino Shareholders, the total capitalization of SKGN shall consist of no shares of Preferred Stock and 50,900,000 shares of Common Stock of SKGN being issued and outstanding.

5. CONDITIONS PRECEDENT TO THE OBLIGATION OF SKGN TO CLOSE.

The obligation of SKGN to close is subject to satisfaction of the following conditions precedent, any one of which may be waived by SKGN in its sole discretion, and, as to each of which,Sino agrees to use commercially reasonable efforts to satisfy at or prior to Closing:

         (A) Within three (3) days of the receipt by SKGN of the Sino's Financial Statements, SKGN shall have approved the Sino's Financial Statements. SKGN shall have also, within the same time frame, approved all other documents or submissions delivered to SKGN by Sino, pursuant to this Agreement. Any financial statements, documents or submission not disapproved within such three (3) day period by SKGN shall be deemed to have been approved. Any basis for disapproval shall be explicitly stated by SKGN;

         (B) This Agreement and the obligations, representations and warranties of the Sino shareholders described herein shall have been duly adopted or ratified by the Sino shareholders pursuant to valid and legally binding shareholder action; and SKGN shall be provided with a copy of resolutions duly adopted by the Sino shareholders and certified by the Secretary of Sino;

         (C) The representations and warranties made by Sino herein shall be correct as of the Closing Date with the same force and effect as if then made, and Sino, shall deliver to SKGN a certificate dated the Closing Date to such effect; and,

         (D) Sino shall have obtained a consent, approval, authorization, permission, waiver or exception which may be required from government or regulatory authorities, stock exchange or other third parties which are necessary or desirable in connection with the performance of this Agreement and any of the transactions contemplated herein.

         (E) Sino shall have obtained an opinion of counsel to SKGN's satisfaction, if necessary, dated the Closing Date relating to the transactions contemplated by or referred to hereon.

         (F) Other Certificates. SKGN shall have received such other certificates, instruments and other documents, in form and substance satisfactory to SKGN and its counsel, as SKGN shall have reasonably requested in connection with the consummation of the transactions contemplated hereby.


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6. PROCEDURES AT CLOSING.

Provided all conditions precedent to Closing have been satisfied or waived, at Closing each party shall execute and deliver such other instruments, certificates, authorizations, releases, resolutions and documents as may be necessary to effect the transactions described in or as is otherwise required by this Agreement and the following shall occur:

         (A) Issuance of SKGN Common Stock. SKGN shall issue and deliver to the Sino Shareholders an aggregate of 34,612,000 shares of unregistered SKGN Common Stock, fully paid and non-assessable, free and clear of all liens and encumbrances of any kind, to be distributed among the Sino Shareholders in accordance with the written instructions of the corporate Secretary of Sino. Such issuance shall constitute an exempt transaction pursuant to Section 4(2) of the Exchange Act and such exemption shall be appropriately documented and Non-dilutive of existing SKGN Common Stock. The SKGN Common Stock to be issued to the Sino Shareholders shall be appropriately legended and stop transfer instructions shall be issued to the Transfer Agent for SKGN Common Stock.

         (B) Simultaneously with the issuance of the SKGN Common Stock described in Paragraph 7(a) above, each Sino shareholder will assign and transfer to SKGN all of such Sino Shareholder's right, title and interest in and to all of the capital stock of Sino owned by such Sino Shareholder. To do so, each Sino Shareholder will deliver to SKGN its stock certificate representing all of the Sino capital stock owned by such Sino Shareholder, with such certificate to be duly endorsed in blank or accompanied by an irrevocable stock power and assignment separate from certificate and endorsed in blank. All signatures on stock certificates and stock powers shall bear appropriate Medallion signature guarantees from a bank, trust company or member of a national securities exchange.

7. PROCEDURES AFTER CLOSING.

Following Closing, each of Sino and SKGN shall each from time-to-time, execute and deliver such additional instruments, documents, conveyances or assurances and take such other action as shall be necessary, or otherwise reasonably requested by the other party, to confirm and assure the rights and obligations provided for in this Agreement and render effective the consummation of the transactions contemplated by this Agreement.

8. SURVIVAL OF REPRESENTATIONS; INDEMNIFICATION.

         (A) Survival.

                  (i) The representations and warranties set forth in Paragraph 1(a) and (b) of this Agreement shall survive the Closing but shall terminate and be of no further force and effect on the first anniversary of the Closing Date. Unless a specific period is set forth herein (in which event such specified period shall control), all other covenants and agreements contained in this Agreement shall survive the Closing and remain in effect until waived or otherwise fulfilled,

                  (ii) The term "Indemnifiable Losses" shall mean any and all liabilities, obligations, claims, actions, damages, civil and criminal penalties and fines, out-of-pocket costs and expenses (including any reasonable attorneys' and other professional fees), relating to, resulting from or arising out of any breach of any representation, warranty, covenant, agreement or undertaking by the indemnifying party and contained in this Agreement.

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                  (iii) On the terms and subject to the limitations (if any) set forth in this Agreement, SKGN shall indemnify, defend and hold harmless Sino and its shareholders, and each of the past, present and future directors, officers and employees of Sino, and Sino, and its shareholders shall indemnify, defend and hold harmless SKGN and its shareholders, and each of its past, present and future directors, officers and employees of SKGN, from and against any and all Indemnifiable Losses relating to, resulting from or arising out of any breach of any representation, warranty, covenant, agreement or undertaking by either such party set forth in this Agreement.

                  (iv) In the case of any claim asserted by a third party against a party entitled to indemnification under this Agreement (the "Indemnified Party"), notice shall be given by the Indemnified Party to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and the Indemnified Party shall permit the Indemnifying Party (at the expense of such Indemnifying Party) to assume the defense of any claim or any litigation resulting therefrom provided that:

                        (a) counsel for the Indemnifying Party who shall conduct the defense of such claim or litigation shall be reasonably satisfactory to the Indemnified Party,

                        (b) the Indemnified Party may participate in such defense at such Indemnified Party's expense, and

                        (c) the omission by any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its indemnification obligation under this Agreement except to the extent that such omission results in a failure of actual notice to the Indemnifying Party and such Indemnifying Party is materially damaged as a result of such failure to give notice.

                        Except with the prior written consent of the Indemnified Party, no Indemnifying Party, in the defense of any such claim or litigation, shall consent to entry of any judgment or enter into any settlement that provides for injunctive or other nonmonetary relief affecting the Indemnified Party or that does not include as an unconditional term thereof the giving by each claimant or plaintiff to such Indemnified Party of a release from all liability with respect to such claim or litigation. In the event that the Indemnified Party shall in good faith determine that the conduct of the defense of any claim subject to indemnification hereunder or any proposed settlement of any such claim by the Indemnifying Party might be expected to affect adversely the Indemnified Party or its ability to conduct its business, or that the Indemnified Party may have available to it one or more defenses or counterclaims that are inconsistent with one or more of those that may be available to the Indemnifying Party in respect of such claim or litigation relating thereto, the Indemnified Party shall have the right at all times to take over and assume control over the defense, settlement negotiations or litigation relating to any such claim at the sole cost of the Indemnifying Party, provided that if the Indemnified Party does so take over and assume control, the Indemnified Party shall not settle such claim or litigation without the written consent of the Indemnifying Party, such consent not to be unreasonably withheld. In the event that the Indemnifying Party does not accept the defense of any matter as above provided, the Indemnified Party shall have the full right to defend against any such claim or demand and shall be entitled to settle or arrange to pay in full such claim or demand. In any event, the Indemnifying Party and the Indemnified Party shall cooperate in the defense of any claim or litigation subject to this Section and the records of each shall be available t o the other with respect to such defense.

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

9. LEGEND.

All shares of SKGN Common Stock to be issued to the Sino Shareholders, and shares issued to prospective shareholders of SKGN post-Closing, shall bear a legend in substantially the form set forth below:

         "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act"), and may not be sold, transferred, assigned, made subject to a security interest, mortgaged, pledged, hypothecated or otherwise disposed of unless and until registered under the Act or an opinion of counsel for Company is received that registration is not required under such Act."

10. ARBITRATION.

Except in the event an equitable remedy or injunction is sought pursuant to this Agreement, any controversy or claim arising out of or relating to this Agreement, or the breach thereof, shall be settled exclusively by arbitration in California before three arbitrators in accordance with the then current rules of the American Arbitration Association and judgment upon the award rendered may be entered in the highest court of the forum, country or state, having jurisdiction.

11. BINDING EFFECT; NO ASSIGNMENT.

This Agreement shall be binding upon and shall inure to the benefit of the parties to this Agreement and their respective successors and assigns. This Agreement and the Exhibits attached hereto together constitute the entire agreement of the parties with respect to the subject matter of this Agreement and the Exhibits attached hereto and supersedes all prior agreements and understandings relating hereto and thereto. Notwithstanding anything to the contrary, no party may transfer or assign any of its rights or obligations under this Agreement without the prior written consent of all other parties, which they may withhold in their sole discretion.

12. CONTROLLING LAW.

This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of California.

13. NOTICES.

Any notice, communication, request, reply, or advice (hereinafter severally and collectively called "notice") in this Agreement provided or permitted to be given, made, or accepted by either party to the other must be in writing and shall be given or be served by telex, telecopy, facsimile, registered, certified or other form of mail requiring a return receipt, addressed to the party to be notified, postage prepaid, or by reputable overnight delivery service, or by delivering the same in person to such party and obtaining a receipt for such delivery. Notice deposited in the mail in the manner hereinabove described shall be deemed received on the earlier of the fifth day after day after deposit in the mail or upon receipt, whichever is earlier. Notice sent by reputable overnight courier shall be deemed received on the next day after sending. Notices given by hand delivery shall be deemed received when delivered. Notices may also be sent by facsimile transmission w ith electronic confirmation, and shall be deemed received on the date sent or the first business day thereafter, if sent after normal business hours or on a non-business day, provided that the sender requests and the receiver sends a return confirmation by facsimile transmission or by mail.

For purposes of notice, the address and facsimile numbers of the parties shall, until notice of any change is provided, be as follows:

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To SKGN:                  Mr. Donald Lake, President
                          Skogan Foods Inc.
                          1280 Bison B9-21
                          Newport Beach, CA 92660
                          USA

To Sino (for itself and on behalf of the Shareholders):

                          Sino Express Travel Limited
                          Wong Chi Tat, President
                          Room 806, 8/F, Mohan Building, 14-16 Hankow Road, TST Kowloon, Hong Kong

14. FURTHER ASSURANCES.

Each of the parties to this Agreement shall use such party's commercially reasonable efforts to take such actions as may be necessary or reasonably requested by the other parties to this Agreement to carry out and consummate the transactions contemplated by this Agreement.

15. EXPENSES.

Each of the parties to this Agreement shall bear such party's own expenses and attorneys' fees in connection with the negotiation and preparation of this Agreement and the transactions contemplated by this Agreement. This provision shall not operate to limit any damages due to breach by another party.

16. COUNTERPARTS.

This Agreement may be executed in any number of counterparts, each of which will be deemed an original but all of which shall constitute one and the same instrument.

17. HEADINGS.

The headings preceding the text of the paragraphs of this Agreement are inserted for convenience of reference only and shall not constitute a part of this Agreement, nor shall they affect its meaning, construction or effect.

18. AMENDMENTS, WAIVERS.

Any changes, amendments, waivers or additions to this Agreement, must be made in writing by the parties to this Agreement in order to be effective. The failure of any party hereto to enforce at any time any provision of this Agreement shall not be construed as a waiver of such provision nor in any way to affect the validity of this Agreement or any part hereof or the right of any party thereafter to enforce each and every such provision strictly in accordance with its terms. No waiver of any breach of this Agreement shall be held to constitute a waiver of any other or subsequent breach.

19. INVALIDITY.

Should any provision of this Agreement be held by a court or arbitration panel of competent jurisdiction to be enforceable only if modified, such holding shall not affect the validity of the remainder of this Agreement, the balance of which shall continue to be binding upon the parties to this Agreement with any such modification to become a part hereof and treated as though originally set forth in this Agreement.

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

20. INTERPRETATION.

No provision of this Agreement shall be construed against a party because such party of its attorney may have been the draftsman thereof.

Each of the undersigned, being the authorized officer(s) of SKGN and all of the Sino Shareholders and intending to be legally bound, joins in this Agreement for the purpose of confirming his/her/its agreement to be bound by the terms of and the representations, warranties, indemnities, obligations, agreements or covenants contained in this Agreement and applicable to each such shareholder.

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


IN WITNESS WHEREOF, the parties have executed and delivered this Agreement on the date first written above.



Sino Express Travel Limited                               Skogan Foods Inc.
a British Virgin Islands company                          a Nevada corporation


BY: /s/ Wong Chi Tat                              BY: /s/ Donald Lake
    ----------------------                            --------------------------

    Wong Chi Tat                                      Donald Lake,
    President                                         President



ATTEST:                                           ATTEST:
        ----------------------                            ----------------------

Its:                                              Its:
    ----------------------                            --------------------------



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                                    EXHIBIT A

HTTP://WWW.SEC.GOV/CGI-BIN/BROWSE-EDGAR?COMPANY=NEWCOM+INTERNATIONAL&CIK=&
FILENUM=&STATE=&SIC=&OWNER=INCLUDE&ACTION=GETCOMPANY



HTTPS://ESOS.STATE.NV.US/SOSSERVICES/ANONYMOUSACCESS/CORPSEARCH/
CORPDETAILS.ASPX?CORPID=264253



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